UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2007

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 28, 2007, Group 1 Automotive, Inc.'s one-year credit arrangement with DaimlerChrysler Services North America LLC (the "DCS Facility") terminated pursuant to its terms. The DCS Facility provided $300 million in vehicle inventory financing for new and rental vehicle inventory manufactured by DaimlerChrysler Motors Company, LLC, and its affiliates, including Mercedes-Benz USA, LLC.

The DCS Facility floor plan inventory total outstanding balance as of February 28th, 2007 was $125 million and was paid off with borrowings under the Company's current syndicated revolving credit facility. Beginning March 1st, 2007, all DaimlerChrysler and Mercedes Benz vehicles floored will be financed through the Company's syndicated revolving credit facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

March 2, 2007	By:	John C. Rickel

Name: John C. Rickel
Title: Senior Vice President & Chief Financial Officer